                                 UAM FUNDS
                              ICM PORTFOLIOS
                        INSTITUTIONAL CLASS SHARES

                     SUPPLEMENT DATED JANUARY 25, 1996
             TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
              FEBRUARY 28, 1995 AS REVISED JUNE 15, 1995 AND
                     AS SUPPLEMENTED OCTOBER 31, 1995

                        ICM FIXED INCOME PORTFOLIO

The following information supplements the "Investment Objectives and Policies" section:

PORTFOLIO OVERVIEW:
In addition, exchange traded interest rate futures and options are used to increase or reduce interest rate exposure resulting from market changes or cash flow variations. Futures and options also allow the efficient implementation of strategies to hedge U.S. positions with currency-hedged foreign interest rate exposure.

The following information supplements the "Investment Adviser" section:

PHILOSOPHY/STYLE:
ICM  employs  a  conservative  fixed income  investment  strategy.   It  is
designed to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value between sectors and within security groups. Relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
     -    State of Maryland
     -    Johns Hopkins (Hospital)
     -    State of Kentucky
     -    NYNEX
     -    TRW Corp.
     -    Major League Baseball Players
     -    Wisconsin Power & Light

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                  PART B

                           THE REGIS FUND, INC.
                        ICM FIXED INCOME PORTFOLIO
               ICM INTERMEDIATE-TERM FIXED INCOME PORTFOLIO
            ICM SHORT-INTERMEDIATE-TERM FIXED INCOME PORTFOLIO

                        INSTITUTIONAL CLASS SHARES

                   STATEMENT OF ADDITIONAL INFORMATION
               FEBRUARY 28, 1995, AS REVISED JUNE 15, 1995



      This Statement is not a Prospectus but should be read in conjunction with the Fund's Prospectus relating to the ICM Fixed Income, ICM Intermediate-Term Fixed Income and the ICM Short-Intermediate-Term Fixed Income Portfolios' Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                              1-800-638-7983



                            TABLE OF CONTENTS



                                                                      PAGE
                                                                      ----

Investment Objectives and Policies                                       1
Purchase of Shares                                                       4
Redemption of Shares                                                     4
Shareholder Services                                                     5
Investment Limitations                                                   6
Management of the Fund                                                   7
Investment Adviser                                                       7
Portfolio Transactions                                                   8
Administrative Services                                                  8
Performance Calculations                                                 8
General Information                                                     11
Financial Statements                                                    11
Appendix - Description of Securities and Ratings                       A-1

                    INVESTMENT OBJECTIVES AND POLICIES

      The following policies supplement the investment policies of the ICM Fixed Income, ICM Intermediate-Term Fixed Income and ICM Short-Intermediate-Term Fixed Income Portfolios as set forth in the Portfolios' Prospectus:

SECURITIES LENDING

      Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan

(which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

      Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

      Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

      Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

      Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

      Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

      A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Futures contracts, and options on futures contracts, may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

      Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

      Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                            PURCHASE OF SHARES

      Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

      Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                           REDEMPTION OF SHARES

REDEMPTIONS

      Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Portfolios' Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

      To protect your account, the Fund and Mutual Funds Service Company ("the Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

      Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator, the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                           SHAREHOLDER SERVICES

      The following supplements the shareholder services information set forth in the Portfolios' Prospectus:

EXCHANGE PRIVILEGE

      Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds _ Institutional Class Shares at the end of the Prospectus dated February 28, 1995.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

      Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

      Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the
Administrator, the Fund's transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

      Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                          INVESTMENT LIMITATIONS

      The Portfolios are subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to investors. These restrictions supplement the investment objectives and policies set forth in the Prospectus. The Portfolios will not:

               (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

               (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

               (3)         make  loans  except  (i)  by  purchasing  bonds,
               debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

               (4) purchase on margin or sell short except as specified in (1) above;

               (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

               (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

               (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 12 of 1% of such securities together own more than 5% of such securities;

               (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

               (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

               (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

               (11) invest for the purpose of exercising control over management of any company;

               (12) invest its assets in securities of any investment company, except in connection with merger, acquisition of assets or consolidation;

               (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

               (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

               (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                          MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

      The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolios' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

      The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Fixed Income
Portfolio:

      Smith, Somerville Case Pension Plan, Baltimore, MD, 27.5%; MSTA Pension, Baltimore, MD, 17.7%; ICM/United Asset Management Corporation Profit Sharing & 401(k) Plan, Baltimore, MD, 15.0%; Four East Madison Orthopedic Association Profit Sharing Plan, Baltimore, MD, 11.9%; U.S. Trust Company of New York, Trustee, Cor-Box, Inc. Profit Sharing & 401(k)
Plan, New York, NY, 8.5%*; and Reliable Contracting Company, Inc. Profit Sharing Plan, Baltimore, MD, 5.4%.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

*Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                            INVESTMENT ADVISER

CONTROL OF ADVISER

       Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

      As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average net assets for the month:

                                                               RATE
                                                               ----

ICM Fixed Income Portfolio                                     0.500%

ICM Intermediate-Term Fixed Income Portfolio                   0.500%

ICM Short-Intermediate-Term Fixed Income Portfolio             0.375%


      For the period November 3, 1992 (commencement of operations) to October 31, 1993, the ICM Fixed Income Portfolio paid advisory fees of approximately $46,000, of which $33,000 in fees were waived by the Adviser.

For the fiscal year ended October 31, 1994, the ICM Fixed Income Portfolio paid advisory fees of approximately $65,000, of which $59,000 in fees were waived by the Adviser. The ICM Intermediate-Term Fixed Income and ICM Short-Intermediate-Term Fixed Income Portfolios have had no operations to date.

                          PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the re search, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

      Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                         ADMINISTRATIVE SERVICES

      Effective February 1, 1992, the Administrator, an affiliate of United States Trust Company of New York, provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled $28,000. The basis of the fees paid to the
Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus
0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled $65,000. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                         PERFORMANCE CALCULATIONS

PERFORMANCE

      The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

      Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

      The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. From inception and for the one year period ended on the date of the Financial Statements included herein, the ICM Fixed Income Portfolio had average annual total returns of 2.72% and -4.43%, respectively.

     These figures are calculated according to the following formula:

                   n
          P (1 + T) = ERV

  where:

   P = a hypothetical initial payment of $1,000
   T = average annual total return
   n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

      Current yield reflects the income per share earned by a Portfolio's investment.

      Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the ICM Fixed Income Portfolio for the 30-day period ended on October 31, 1994 was 6.73%.

     This figure is obtained using the following formula:

                                          6
                    Yield = 2 [(a - b + 1) - 1]
                                ----
                                 cd

  where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

      To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages _ an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices _ an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices _ unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices _ represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper _ Mutual Fund Performance Analysis and Lipper _ Fixed Income Fund Performance Analysis _ measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index _ respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index _ currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index _ includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index _ consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond _ is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass- through securities.

(k) Lehman Brothers Aggregate Index _ is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade
     (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(l) Lehman Brothers LONG-TERM Treasury Bond _ is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(m) NASDAQ Industrial Index _ is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line _ composed of over 1,600 stocks in the Value Line Investment Survey.

(o)  Russell  2000 _- composed of the 2,000 smallest stocks in the  Russell
     3000,   a   market   value  weighted  index  of  the   3,000   largest
     U.S. publicly-traded companies.

(p) Composite Indices _ 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. _ analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book, published by Morningstar, Inc. _ analyzes price, yield, risk and total return for equity funds.

(s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service _ publications that rate fund performance over specified time periods.

(t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics _ a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates _ historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates _ as published in the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc.; and Bloomberg L.P.

      In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's

Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

      The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be addressed to the Fund at The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering shares of 29 Portfolios.

      The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

      As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

      Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

      The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                           FINANCIAL STATEMENTS

      The Financial Statements of the ICM Fixed Income Portfolio for the fiscal period ended October 31, 1994 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1994 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing the Fund or by calling The Regis Service Center at 1-800-638-7983.

             APPENDIX _ DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

      Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa _ judged to be the best quality; carry the smallest degree of investment risk: Aa _ judged to be of high quality by all standards; A _ possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa _ considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA _ highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA _ also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A _ regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB _ regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the ICM Fixed Income, ICM Intermediate-Term Fixed Income or ICM Short-Intermediate-Term Fixed Income Portfolios. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the ICM Fixed Income, ICM Intermediate-Term Fixed Income or ICM Short- Intermediate-Term Fixed Income Portfolios will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

      Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the ICM Fixed Income, ICM Intermediate-Term Fixed Income and ICM Short-Intermediate-Term Fixed Income Portfolios may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

      Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the ICM Fixed Income, ICM Intermediate-Term Fixed Income and ICM Short- Intermediate-Term Fixed Income Portfolios will, however, be rated investment grade by Moody's or S&P.

      The ICM Fixed Income, ICM Intermediate-Term Fixed Income, and ICM Short-Intermediate-Term Fixed Income Portfolios expect that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

      The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

      U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

      In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

      Some  of  the  U.S.  Government  agencies  that  issue  or  guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

      Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

      Commercial  paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
(5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V.  BANK OBLIGATIONS

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI.  DESCRIPTION OF FOREIGN INVESTMENTS

      Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

      Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

      Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.